Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of NewMarket China, Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ending June 30, 2007 (the "Report"), I, John Verges, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ John. Verges
                                                   -----------------------------
                                                   John Verges
                                                   Chief Executive Officer

Date: August 15, 2007